                                                                      Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust III of our report dated October 6, 2000 relating to the financial statements and financial highlights of CitiFunds Cash Reserves Fund appearing in the August 31, 2000 Annual Report of CitiFunds Cash Reserves Fund which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 26, 2000

                                                                      Exhibit j

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 29 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Trust III of our report dated October 6, 2000, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 2000 Annual Report of CitiFunds Cash Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
December 26, 2000

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post Effective Amendment No. 17 to Registration Statement No. 33-39538 of CitiFunds Trust III of our reports each dated October 4, 2000 appearing in the annual report to shareholders for the year ended August 31, 2000 of CitiFunds U.S. Treasury Reserves (a series of CitiFunds Trust III) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
December 28, 2000